UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                              ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 9, 2006

                              WYNN RESORTS, LIMITED
             (Exact name of registrant as specified in its charter)

            Nevada                      000-50028                46-0484987
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

                               WYNN LAS VEGAS, LLC
             (Exact name of registrant as specified in its charter)

            Nevada                      333-98369                88-0494878
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

           3131 Las Vegas Boulevard South
                 Las Vegas, Nevada                                     89109
(Address of principal executive offices of each registrant)          (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

         On March 15, 2006, Wynn Resorts, Limited ("WRL") issued a press release announcing that it and its subsidiary, Wynn Las Vegas, LLC ("WLV" and, together with WRL, the "Registrants"), will restate their historical financial statements for the years ended 2003 and 2004 and the first three quarters of 2005. Amounts for the fourth quarter and year ended December 31, 2005 previously reported in WRL's press release dated February 23, 2006 are also being revised. As described in Item 4.02 below, the restatement of this financial information is due to adjustments related to the application of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133").

         A copy of WRL's press release related to the revised financial results for the Registrants is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         At a meeting on March 9, 2006, the Audit Committee of the Board of Directors of WRL, upon the recommendation of management, determined that the financial statements of the Registrants for the years ended December 31, 2003 and 2004 and the first three quarters of 2005, should be restated to eliminate hedge accounting treatment for its interest rate swaps and, as a result, that the financial statements of the Registrants and related auditors' reports for these periods should no longer be relied upon. The Registrants will include restated financial information for these periods in their Annual Reports on Form 10-K for the year ended December 31, 2005, and prospectively in its Fiscal 2006 10-Qs that reflect the proper accounting treatment.

         The Registrants have interest rate swap arrangements relating to their floating-rate debt facilities. The Registrants recently determined that these interest rate swaps were not appropriately accounted for under the provisions of SFAS 133. The Registrants' hedge documentation includes, among other items, the assumption that the repricing dates for its debt and swaps match. The documentation required to assess ineffectiveness resulting from having different repricing dates was not in place at the inception of the hedge, nor during the period for which an assessment was required and the Registrants recently determined that the repricing dates on the swap instruments did not match exactly the repricing dates on the floating rate debt. Although the swap arrangements were effective economic hedging instruments, documentation deficiencies cannot be corrected, and quarterly testing cannot be performed, retrospectively. As a result of the documentation deficiencies, hedge accounting should not have been used. Eliminating the application of cash flow hedge accounting results in recording the mark to market adjustments for the interest rate swaps as interest and other income, net and not in comprehensive income, as was previously reported.

         The cumulative effect of the restatement is a reduction in accumulated deficit at September 30, 2005 of $16.2 million. The restatements have no effect on cash flow from operating activities.

         A summary of the effect of the restatements on WRL's previously reported net loss for each period is as follows (amounts in thousands except per share data):

                                                                                        EPS Adjustment
                             Net Loss As                              Net Loss As          Increase
                              Reported            Adjustment           Restated           (Decrease)
                          ------------------   -----------------   ------------------  -----------------
      Total 2003           $       (48,892)     $        8,793      $       (40,099)    $         0.11
                          ==================   =================   ==================  =================
2004:
   First Quarter           $       (13,248)     $      (11,904)     $       (25,152)    $        (0.15)
   Second Quarter                  (41,919)             18,190              (23,729)              0.21
   Third Quarter                   (22,706)             (9,225)             (31,931)             (0.10)
   Fourth Quarter                 (127,713)              4,354             (123,359)              0.05
                          ------------------   -----------------   ------------------  -----------------
      Total 2004           $      (205,586)              1,415      $      (204,171)    $         0.02
                          ==================   =================   ==================  =================

2005:
   First Quarter           $       (37,627)     $        7,701      $       (29,926)    $         0.08
   Second Quarter                  (35,162)             (6,616)             (41,778)             (0.07)
   Third Quarter                   (14,190)              4,943               (9,247)              0.05
   Fourth Quarter                  (11,439) (a)          1,554  (b)          (9,885)              0.02
                          ------------------   -----------------   ------------------  -----------------
      Total 2005          $        (98,418)     $        7,582      $       (90,836)    $         0.08
                          ==================   =================   ==================  =================

(a) As reported in Wynn Resorts, Limited's press release dated February 23,
    2006.

(b) Reflects a $1,084,000 increase to the net loss from swap accounting adjustments offset by a $2,638,000 reduction in net loss from other accrual adjustments.

         A summary of the effect on WLV's previously reported net loss for each period is as follows (amounts in thousands):

                             Net Income                         Net Income
                             (Loss) As                          (Loss) As
                              Reported         Adjustment        Restated
                           ---------------   ---------------   -----------------
      Total 2003             $   (15,973)      $     8,793       $      (7,180)
                           ===============   ===============   =================

2004:
      First Quarter          $    (6,770)      $   (11,904)      $     (18,674)

      Second Quarter             (35,031)            18,190            (16,841)

      Third Quarter              (12,470)           (9,225)            (21,695)

      Fourth Quarter            (107,646)             4,354           (103,292)
                           ---------------   ---------------   -----------------
      Total 2004             $  (161,917)      $     1,415       $    (160,502)
                           ===============   ===============   =================

2005:
      First Quarter          $   (26,908)      $     7,701       $     (19,207)

      Second Quarter             (24,962)           (6,616)            (31,578)

      Third Quarter               (3,931)            4,943               1,012

      Fourth Quarter               4,500                 -               4,500
                           ---------------   ---------------   -----------------
      Total 2005             $   (51,301)      $     6,028       $     (45,273)
                           ===============   ===============   =================

         The management report on internal control over financial reporting, which will be included in each Registrant's Annual Report on Form 10-K for the year ended December 31, 2005, will indicate that management identified a material weakness related to the application of SFAS 133. The Registrants have adopted additional accounting policies and internal controls to address the issues raised by this material weakness.

         Management of the Registrants and the Audit Committee of WRL's Board of Directors have discussed the matters disclosed in this Current Report on Form 8-K with Deloitte & Touche LLP, the Registrants' independent registered public accounting firm.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits:

                     Exhibit
                     Number           Description
                     ------           -----------


                    99.1 Press Release, dated March 15, 2006, of Wynn Resorts, Limited

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 15, 2006

                                             Wynn Resorts, Limited



                                             By: /s/ John Strzemp
                                                 -------------------------------
                                                 John Strzemp
                                                 Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 15, 2006

                                             WYNN LAS VEGAS, LLC

                                             By: Wynn Resorts Holdings, LLC, its
                                                   sole member

                                             By: Wynn Resorts, Limited, its sole
                                                   member


                                             By: /s/ John Strzemp
                                                 -------------------------------
                                                 John Strzemp
                                                 Chief Financial Officer